AMENDMENT NO. 14 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 14 TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 4, 2019, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, "Agent"), REG SERVICES GROUP, LLC, an Iowa limited liability company ("REG Services"), and REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company ("REG Marketing"; together REG Services and REG Marketing are each referred to herein as a "Borrower", and jointly and severally as the "Borrowers").
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of December 23, 2011, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 31, 2012, that certain Amendment No. 2 to Credit Agreement dated as of February 29, 2012, that certain Waiver and Amendment No. 3 to Credit Agreement dated as of May 1, 2012, that certain Amendment No. 4 to Credit Agreement dated as of January 9, 2013, that certain Amendment No. 5 to Credit Agreement dated as of August 9, 2013, that certain Amendment No. 6 to Credit Agreement dated as of December 23, 2013, that certain Amendment No. 7 to Credit Agreement dated as of May 19, 2014, that certain Amendment No. 8 to Credit Agreement and Waiver dated as of February 20, 2015, that certain Amendment No. 9 to Credit Agreement dated as of July 16, 2015, that certain Amendment No. 10 to Credit Agreement dated as of December 8, 2015, that certain Joinder and Amendment No. 11 to Credit Agreement dated as of September 30, 2016, that certain Amendment No. 12 to Credit Agreement dated as of December 22, 2017, and that certain Amendment No. 13 to Credit Agreement dated as of July 9, 2019 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.    Amendments to Credit Agreement: Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 6 below, the Credit Agreement is hereby amended as follows:
(a)    Schedule 1.1 to the Credit Agreement is hereby amended by deleting the defined term "Commitment Increase Notice" in its entirety.

(b)    Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating each of the following defined terms as follows:
“Blender's Tax Credit Event" means a "biodiesel mixture credit" that provides substantially equivalent economic benefit to a Borrower as the "biodiesel mixture credit" previously provided for by section 6426 of the Internal Revenue Code of 1986, as amended prior its expiration prior to the Thirteenth Amendment Effective Date (the "Prior Blender's Credit") is signed into law so as to apply, or the Prior Blender's Credit is reinstated effective, retroactively in 2018 and/or 2019 and/or 2020. A substantially equivalent credit could include a federal producer’s tax credit or a multi-year incentive.
“BTC Commitment Increase Notice” means a notice delivered by Administrative Borrower pursuant to the proviso in the definition of “Maximum Revolver Amount” which increases the Maximum Revolver Amount to either $175,000,000 or $200,000,000, or if such initial notice increases the Maximum Revolver Amount to $175,000,000, a subsequent notice increasing the Maximum Revolver Amount to $200,000,000.
"Maximum Revolver Amount" means $150,000,000, provided, however, that, during the Specified 2019/2020 Period only, if a Blender’s Tax Credit Event occurs and Administrative Borrower elects in its sole discretion to deliver a BTC Commitment Increase Notice, then commencing one Business Day after receipt by Agent of any such BTC Commitment Increase Notice, such amount shall be as set forth in the applicable BTC Commitment Increase Notice, in each case as decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement or as increased by the amount of any Increase made in accordance with Section 2.15.
"Specified 2019/2020 Period" means the period commencing on the Fourteenth Amendment Effective Date through and including April 30, 2020.
(c)    Clause (a) of the definition of "Borrowing Base" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    the sum of (i) 85% of the amount of Eligible Billed Accounts, (ii) the lesser of $15,000,000 and 85% of Eligible Blender's Credit Accounts, provided that, if a Blender’s Tax Credit Event occurs during the Specified 2019/2020 Period, such amount under this clause (ii), solely during the Specified 2019/2020 Period, shall be the lesser of $50,000,000 and 85% of Eligible Blender's Credit Accounts, and (iii) the lesser of $10,000,000 and 85% of Eligible Unbilled Accounts, less (iv) the amount, if any, of the Dilution Reserve, plus
(d)    Schedule 1.1 to the Credit Agreement is hereby amended by adding, in its appropriate alphabetical order, the following defined term as follows:

"Fourteenth Amendment Effective Date" means November 4, 2019.
(e)    Section 2.10(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    for the ratable account of those Lenders with Revolver Commitments, concurrent with the delivery, if any, of a BTC Commitment Increase Notice that increases the Maximum Revolver Amount to $200,000,000, a non-refundable fee equal to $12,500 which shall be fully earned on the date of such delivery, if any.
(f)    Schedule C-1 of the Credit Agreement is hereby amended and restated in its entirety as Schedule C-1 attached hereto.
3.    Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
4.    Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
5.    Conditions to Effectiveness.
(a)    This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:
(i)    Agent shall have received a fully executed copy of this Amendment in form and substance acceptable to Agent;
(ii)    Borrowers shall have paid all fees to Agent and the Lenders required under the Loan Documents; and
(iii)    No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
6.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrowers hereby jointly and severally represent and warrant to Agent and Lenders that, after giving effect to this Amendment:

(a)    All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date;
(b)    No Default or Event of Default has occurred and is continuing; and
(c)    This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.
7.    Miscellaneous.
(a)    Expenses. Borrowers jointly and severally agree to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
(b)    Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of California. The choice of law and venue, jury trial waiver and California judicial reference provisions set forth in Section 12 of the Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic delivery shall be equally effective as delivery of an original executed counterpart of this Amendment.
8.    Release.
(a)    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.
(b)    Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) warrants, represents and agrees that it is fully aware of California Civil Code Section 1542, which provides as follows:
SEC. 1542.  GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby expressly waives the provisions of California Civil Code Section 1542, and any rights they may have to invoke the provisions of that statute now or in the future with respect to the Claims being released pursuant to this Section 8. In connection with the foregoing waiver and relinquishment, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) acknowledges that they are aware that they or their attorneys or others may hereafter discover claims or facts in addition to or different from those which the parties now know or believe to exist with respect to the subject matter of the Claims being released hereunder, but that it is nevertheless the intention of each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) to fully, finally and forever settle, release, waive and discharge all of the Claims which are being released pursuant to this Section 8. The release given herein shall remain in effect as a full and complete general release, notwithstanding the discovery or existence of any such additional or different claims or facts.
(c)    Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(d)    Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REG SERVICES GROUP, LLC, an Iowa limited liability company By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender By: /s/ Barry Felker Name: Barry Felker Title: Authorized Signatory

Signature Page to Consent Under Credit Agreement

4815-8335-9146.v2

FIFTH THIRD BANK, as a Lender By: /s/ Patrick Lingrosso Name: Patrick Lingrosso Title: Vice President

Signature Page to Consent Under Credit Agreement

4815-8335-9146.v2

Schedule C-1

Commitments

	During the Specified 2019/2020 Period			After the Specified 2019/2020 Period
Lender	Revolver Commitment and Total Commitment if no BTC Commitment Increase Notice is delivered	Revolver Commitment and Total Commitment if a BTC Commitment Increase Notice is delivered specifying the below "All Lenders" Commitment*	Revolver Commitment and Total Commitment if a BTC Commitment Increase Notice is delivered specifying the below "All Lenders" Commitment*	Revolver Commitment and Total Commitment
Wells Fargo Capital Finance, LLC	$75,000,000	$87,500,000	$100,000,000	$75,000,000
Fifth Third Bank	$75,000,000	$87,500,000	$100,000,000	$75,000,000
All Lenders	$150,000,000	$175,000,000	$200,000,000	$150,000,000

* Commencing one Business Day after such notice is received.

CONSENT AND REAFFIRMATION

Renewable Energy Group, Inc., a Delaware corporation ("Parent"), as a Guarantor, REG Houston, LLC, a Texas limited Liability company, as a Plant Loan Party, REG Geismar, LLC, a Delaware limited liability company, as a Plant Loan Party, REG Albert Lea, LLC, an Iowa limited liability company, as a Plant Loan Party, REG New Boston, LLC, an Iowa limited liability company, as a Plant Loan Party, and REG Seneca, LLC, an Iowa limited liability company, as a Plant Loan Party (each of the foregoing, a "Loan Party") hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 14 to Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower's execution and delivery thereof; (iii) agrees to be bound thereby, including Section 8 of the foregoing Amendment No. 14 to Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect (except as set forth in the foregoing Amendment No. 14 to Credit Agreement). Although each Loan Party has been informed of the matters set forth herein and has acknowledged and agreed to same, each Loan Party understands that Agent and Lenders have no obligation to inform such Loan Party of such matters in the future or to seek such Loan Party's acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
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* Commencing one Business Day after such notice is received.

RENEWABLE ENERGY GROUP, INC., a Delaware corporation, as a Guarantor By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

REG HOUSTON, LLC, a Texas limited liability company, as a Plant Loan Party By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

REG GEISMAR, LLC, a Delaware limited liability company, as a Plant Loan Party By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

REG ALBERT LEA, LLC, an Iowa limited liability company, as a Plant Loan Party By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

REG NEW BOSTON, LLC, an Iowa limited liability company, as a Plant Loan Party By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 14 to Credit Agreement

REG SENECA, LLC, an Iowa limited liability company, as a Plant Loan Party By: /s/ Todd Robinson Name: Todd Robinson Title: Treasurer

Consent and Reaffirmation to Amendment No. 14 to Credit Agreement